Exhibit 99.1

Akerna Appoints Current COO Ray Thompson as President & COO as Firm Prepares for Changing Cannabis Landscape

Akerna readies for next phase of cannabis industry's ever-evolving needs, including advanced software requirements for operators

DENVER, January 20, 2022 -- Akerna (Nasdaq: KERN), a leading enterprise software company and the developer of the most comprehensive technology infrastructure, ecosystem, and compliance engine powering the global cannabis industry, today announces the appointment of the Company's current COO, Ray Thompson as Akerna’s President and COO, effective today, January 20.

Mr. Thompson brings a wealth of company knowledge and experience, having overseen the day-to-day operations of Akerna and its portfolio of brands as Akerna's COO since 2019. His proven record of leadership is evident in Akerna's recent achievements including the successful integration of six acquired companies, the expansion of Akerna products available to the enterprise sector, and the alignment and optimization of internal operations and processes.

"The leadership and commitment Ray has demonstrated over his years as COO of Akerna have been instrumental to getting us to where we are today," says Jessica Billingsley, Chair and CEO of Akerna. "I am excited to leverage his expertise in new ways to bring Akerna into our next phase of development."

"As we look forward, we must zero in on what Akerna uniquely contributes to the world," added Mr. Thompson. "As the most comprehensive cannabis-specific software solution on the market, pre-license and post-license consulting services, and robust data analytics, we are uniquely positioned to fully serve the evolving cannabis industry of today and tomorrow. I welcome this opportunity to lead the revenue and operations teams into the next phase of Akerna."

About Akerna:

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industry. First launched in 2010, Akerna has tracked more than $30 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq. Using connected data and information to propel the cannabis industry forward, Akerna empowers businesses, governments, patients, and consumers to make smart decisions.

The Company's cornerstone technology, MJ Platform, the world's leading infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators. Akerna also offers a complete suite of professional consulting services and data analytics for businesses as well as solo sciences, Leaf Data Systems, Trellis, Ample Organics, Viridian Sciences and 365 Cannabis.

For more information, visit https://www.akerna.com/.

Forward-Looking Statements

Certain statements made in this release and any accompanying statements by management are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but participation in the conference, Akerna's future business plans, Akerna's potential business strengths in the market and any other statements expressing the views of Akerna's management on future business results or strategy. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna's control, that could cause actual results or outcomes (including, without limitation, the results of Akerna's contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna's ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna's ability to grow and manage growth profitably, (iv) Akerna's ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna's ability to identify, complete and integrate acquisitions, including Viridian, and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna's filings with the U.S. Securities and Exchange Commission, including those under "Risk Factors" therein. Actual results, performance, or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna's control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna's industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.